McLEODUSA INCORPORATED

                     SECOND AMENDED AND RESTATED BYLAWS





                                  Adopted

                                   as of

                               April 12, 2002




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                                                 TABLE OF CONTENTS


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1        OFFICES..................................................................................................5
                  1.1      REGISTERED OFFICE......................................................................5
                  1.2      OTHER OFFICES..........................................................................5

2        MEETINGS OF STOCKHOLDERS.................................................................................5
                  2.1      PLACE OF MEETINGS......................................................................5
                  2.2      ANNUAL MEETINGS........................................................................5
                  2.3      SPECIAL MEETINGS.......................................................................5
                  2.4      NOTICE OF MEETINGS.....................................................................6
                  2.5      WAIVERS OF NOTICE......................................................................6
                  2.6      NATURE OF BUSINESS AT MEETINGS.........................................................6
                           2.6.1    ANNUAL MEETINGS...............................................................6
                           2.6.2    SPECIAL MEETINGS..............................................................7
                  2.7      ADJOURNMENTS...........................................................................7
                  2.8      LIST OF STOCKHOLDERS...................................................................7
                  2.9      QUORUM AT MEETINGS.....................................................................8
                  2.10     VOTING AND PROXIES.....................................................................8
                  2.11     CONDUCT OF MEETINGS....................................................................9

3        DIRECTORS................................................................................................9
                  3.1      POWERS.................................................................................9
                  3.2      NUMBER AND ELECTION....................................................................9
                  3.3      CLASSIFIED BOARD......................................................................10
                  3.4      NOMINATION OF DIRECTORS...............................................................10
                  3.5      VACANCIES.............................................................................12
                  3.6      MEETINGS..............................................................................12
                           3.6.1    REGULAR MEETINGS.............................................................12
                           3.6.2    SPECIAL MEETINGS.............................................................12
                           3.6.3    TELEPHONE MEETINGS...........................................................12
                           3.6.4    ACTION WITHOUT MEETING.......................................................12
                           3.6.5    WAIVER OF NOTICE OF MEETING..................................................13
                  3.7      QUORUM AND VOTE AT MEETINGS...........................................................13
                  3.8      COMMITTEES OF DIRECTORS...............................................................13
                           3.8.1    EXECUTIVE COMMITTEE..........................................................13
                  3.9      COMPENSATION OF DIRECTORS.............................................................14
                  3.10     INTERESTED DIRECTORS..................................................................14

4        OFFICERS................................................................................................14
                  4.1      POSITIONS.............................................................................14
                  4.2      CHAIRPERSON...........................................................................15
                  4.3      CHIEF EXECUTIVE OFFICER...............................................................15
                  4.4      CHIEF OPERATING OFFICER...............................................................15
                  4.5      CHIEF FINANCIAL OFFICER...............................................................16
                  4.6      PRESIDENT.............................................................................16
                  4.7      VICE PRESIDENT........................................................................16
                  4.8      SECRETARY.............................................................................16
                  4.9      ASSISTANT SECRETARY...................................................................16
                  4.10     TREASURER.............................................................................17
                  4.11     ASSISTANT TREASURER...................................................................17
                  4.12     TERM OF OFFICE........................................................................17
                  4.13     COMPENSATION..........................................................................17
                  4.14     FIDELITY BONDS........................................................................17

5        CAPITAL STOCK...........................................................................................17
                  5.1      CERTIFICATES OF STOCK; UNCERTIFICATED SHARES..........................................18
                  5.2      LOST CERTIFICATES.....................................................................18
                  5.3      RECORD DATE...........................................................................18
                           5.3.1    ACTIONS BY STOCKHOLDERS......................................................18
                           5.3.2    PAYMENTS.....................................................................19
                  5.4      STOCKHOLDERS OF RECORD................................................................19

6        INDEMNIFICATION.........................................................................................19
                  6.1      POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS
                           OTHER THAN THOSE BY OR IN THE RIGHT OF THE
                           CORPORATION...........................................................................20
                  6.2      POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS
                           BY OR IN THE RIGHT OF THE CORPORATION.................................................20
                  6.3      AUTHORIZATION OF INDEMNIFICATION......................................................20
                  6.4      GOOD FAITH DEFINED....................................................................21
                  6.5      INDEMNIFICATION BY A COURT............................................................21
                  6.6      EXPENSES PAYABLE IN ADVANCE...........................................................22
                  6.7      NONEXCLUSIVITY OF INDEMNIFICATION AND
                           ADVANCEMENT OF EXPENSES...............................................................22
                  6.8      INSURANCE.............................................................................22
                  6.9      CERTAIN DEFINITIONS...................................................................23
                  6.10     SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF
                           EXPENSES..............................................................................23
                  6.11     LIMITATION ON INDEMNIFICATION.........................................................23
                  6.12     INDEMNIFICATION OF EMPLOYEES AND AGENTS...............................................23
                  6.13     REPEAL OR MODIFICATION................................................................24
                  6.14     SEVERABILITY..........................................................................24

7        GENERAL PROVISIONS......................................................................................24
                  7.1      INSPECTION OF BOOKS AND RECORDS.......................................................24
                  7.2      DIVIDENDS.............................................................................24
                  7.3      RESERVES..............................................................................25
                  7.4      EXECUTION OF INSTRUMENTS..............................................................25
                  7.5      FISCAL YEAR...........................................................................25
                  7.6      SEAL..................................................................................25
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                                        SECOND AMENDED AND RESTATED BYLAWS

                                                        OF

                                              McLEODUSA INCORPORATED


1        OFFICES

         1.1      REGISTERED OFFICE

                  The registered office of the Corporation shall be located at 1209 Orange Street, Wilmington, Delaware, 19801 in the County of New Castle. The registered agent of the Corporation at such address shall be The Corporation Trust Company.

         1.2      OTHER OFFICES

                  The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as may be necessary or useful in connection with the business of the Corporation.

2        MEETINGS OF STOCKHOLDERS

         2.1      PLACE OF MEETINGS

                  All meetings of the stockholders shall be held at such place as may be fixed from time to time by the Board of Directors, the Chairperson, the Chief Executive Officer or the President.

         2.2      ANNUAL MEETINGS

                  The Corporation shall hold annual meetings of stockholders on such date and at such time as shall be designated from time to time by the Board of Directors, the Chairperson, the Chief Executive Officer or the President, at which stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

         2.3      SPECIAL MEETINGS

                  Unless otherwise required by law or by the certificate of incorporation of the Corporation (including any certificate of designation), as amended and restated from time to time (the "Certificate of Incorporation"), special meetings of the stockholders, for any purpose or purposes, may be called by the Board of Directors, the Chairperson, the Chief Executive Officer or the President. The ability of the stockholders to call a special meeting of stockholders is hereby specifically denied.

         2.4      NOTICE OF MEETINGS

                  Notice of any meeting of stockholders, stating the place, date and hour of the meeting, and (if it is a special meeting) the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting (except to the extent that such notice is waived or is not required as provided in the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") or these Bylaws). Such notice shall be given in accordance with, and shall be deemed effective as set forth in, Section 222 (or any successor section) of the Delaware General Corporation Law.

         2.5      WAIVERS OF NOTICE

                  Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these Bylaws, a waiver thereof, in writing and delivered to the Corporation, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice (1) of such meeting, except when the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting, and
(2) (if it is a special meeting) of consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter at the beginning of the meeting.

         2.6      NATURE OF BUSINESS AT MEETINGS

                  2.6.1    ANNUAL MEETINGS

                  No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.6.1 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this
Section 2.6.1.

                  In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                  To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

                  To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                  No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.6.1; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.6.1 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairperson of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairperson shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

                  2.6.2    SPECIAL MEETINGS

                  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice (except to the extent that such notice is waived or is not required as provided in the Delaware General Corporation Law or these Bylaws).

         2.7      ADJOURNMENTS

                  Any meeting of the stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         2.8      LIST OF STOCKHOLDERS

                  After the record date for a meeting of stockholders has been fixed, at least ten days before such meeting, the officer who has charge of the stock ledger of the Corporation shall make a list of all stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place in the city where the meeting is to be held, which place is to be specified in the notice of the meeting, or at the place where the meeting is to be held. Such list shall also, for the duration of the meeting, be produced and kept open to the examination of any stockholder who is present at the time and place of the meeting.

         2.9      QUORUM AT MEETINGS

                  Stockholders may take action on a matter at a meeting only if a quorum exists with respect to that matter. Except as otherwise provided by statute or by the Certificate of Incorporation, the holders of a majority of the voting rights represented by the shares issued and outstanding and entitled to vote at the meeting, and who are present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Except as otherwise provided by statute or by the Certificate of Incorporation, where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. Once a share is represented for any purpose at a meeting (other than solely to object (1) to holding the meeting or transacting business at the meeting, or (2) (if it is a special meeting) to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice), it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting. The holders of a majority of the voting rights represented by the shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time.

         2.10     VOTING AND PROXIES

                  Unless otherwise required by law, the Certificate of Incorporation or these By-laws, any question brought before any meeting of stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the total number of votes of the capital stock represented and entitled to vote thereat, voting as a single class. Unless otherwise provided in the Certificate of Incorporation, and subject to Section 5.3, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in such officer's discretion, may require that any votes cast at such meeting shall be cast by written ballot.


         2.11     CONDUCT OF MEETINGS.

                  The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following:
(i) the establishment of an agenda or order of business for the meeting;
(ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

3        DIRECTORS

         3.1      POWERS

                  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the Certificate of Incorporation or as otherwise may be provided in the Delaware General Corporation Law.

         3.2      NUMBER AND ELECTION

                  The number of directors which shall constitute the whole Board of Directors shall consist of not less than seven (7) nor more than fifteen (15), the exact number of which shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors shall have as members at least (a) five (5) Independent Directors, (b) three officers of the Corporation selected by the Board; provided that each such officer shall hold one or more of the following titles: Chairperson; Chief Executive Officer; President; Chief Operating Officer or Chief Financial Officer (such three officers, the "Officers"), (c) the designee of the Corporation's Series A Preferred Stock, if any, and (d) the designee(s) of the Corporation's Series B Preferred Stock, if any.

                  For the purposes of these Bylaws, the term "Independent Director" means any person:

         (A) who is not, and has not been for the past five years, employed by the Corporation or any of its affiliates;

         (B) who is not, and has not been for the past five years, a consultant, employee, officer, director, partner or "affiliate" (as such term is defined in Section 12b-2 of General Rule and Regulations under the Exchange Act or any successor provision) of any person (or any person that is the member of a group) that is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of 10% or more of the Corporation's outstanding voting securities; and

         (C) who is not a member of the immediate family of an individual who is a person described in A or B above. "Immediate family" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home.

         Any amendment by the Board of Directors to the provisions of this
Section 3.2 relating to (1) the number of Independent Directors on the Board of Directors or (2) the definition of the term "Independent Director" shall require the approval of a majority of the Independent Directors then in office.

         3.3      CLASSIFIED BOARD

                  The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Unless otherwise provided in the Certificate of Incorporation, the initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2002 annual meeting; the term of the initial Class II directors shall terminate on the date of the 2003 annual meeting; and the term of the initial Class III directors shall terminate on the date of the 2004 annual meeting. At each succeeding annual meeting of stockholders beginning in 2002, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

         3.4      NOMINATION OF DIRECTORS

                  Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.4 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 3.4.

                  In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                  To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

                  To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

                  No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.4. If the Chairperson of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairperson shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

         3.5      VACANCIES

                  Vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled in such manner as shall be fixed by, or in the manner specified in, the Certificate of Incorporation.

         3.6      MEETINGS

                  3.6.1    REGULAR MEETINGS

                  Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

                  3.6.2    SPECIAL MEETINGS

                  Special meetings of the Board of Directors may be called by the Chairperson, Chief Executive Officer or President on one day's notice to each director, either personally or by telephone, express delivery service (so that the scheduled delivery date of the notice is at least one day in advance of the meeting), telegram or facsimile transmission, and on five days' notice by mail (effective upon deposit of such notice in the mail). The notice need not describe the purpose of a special meeting.

                  3.6.3    TELEPHONE MEETINGS

                  Members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors by any communication by means of which all participating directors can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

                  3.6.4    ACTION WITHOUT MEETING

                  Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if the action is taken by all members of the Board of Directors or the committee, as the case may be. The action must be evidenced by one or more written consents describing the action taken, signed by each director, and delivered to the Corporation for inclusion in the minute book.

                  3.6.5    WAIVER OF NOTICE OF MEETING

                  A director may waive any notice required by statute, the Certificate of Incorporation or these Bylaws before or after the date and time stated in the notice. Except as set forth below, the waiver must be in writing, signed by the director entitled to the notice, and delivered to the Corporation for inclusion in the minute book. Notwithstanding the foregoing, a director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

         3.7      QUORUM AND VOTE AT MEETINGS

                  At all meetings of the Board of Directors, a quorum of the Board of Directors consists of a majority of the total number of directors prescribed pursuant to Section 3.2 of these Bylaws. The vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these Bylaws.

         3.8      COMMITTEES OF DIRECTORS

                  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required.

                  3.8.1    EXECUTIVE COMMITTEE

                  There shall be an Executive Committee of the Board of Directors, which shall consist of no more than seven (7) members and shall include the designees of the Series B Preferred Stock
(one of which designees shall be the chairperson of the Executive Committee) and the Officers. The Executive Committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation to the fullest extent permitted by applicable law.

         3.9      COMPENSATION OF DIRECTORS

                  The Board of Directors shall have the authority to fix the compensation of directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

         3.10     INTERESTED DIRECTORS

                  No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because the director or officer's vote is counted for such purpose if (i) the material facts as to the director or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

4        OFFICERS

         4.1      POSITIONS

                  The officers of the Corporation shall be a President, a Secretary and a Treasurer, and such other officers as the Board of Directors (or an officer authorized by the Board of Directors) from time to time may appoint, including a Chairperson, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer and one or more Vice Chairmen, Senior Vice Presidents, Executive Vice Presidents, Group Vice Presidents, Vice Presidents, Assistant Secretaries and Assistant Treasurers. Each such officer shall exercise such powers and perform such duties as shall be set forth below and such other powers and duties as from time to time may be specified by the Board of Directors or by any officer(s) authorized by the Board of Directors to prescribe the duties of such other officers. Any number of offices may be held by the same person, except that in no event shall the President and the Secretary be the same person. Each of the Chairperson, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, and/or any Senior Vice President, Executive Vice President, Group Vice President, or Vice President may execute bonds, mortgages and other documents, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         4.2      CHAIRPERSON

                  The Chairperson shall (when present) preside at all meetings of the Board of Directors and stockholders, and shall ensure that all orders and resolutions of the Board of Directors and stockholders are carried into effect. The Chairperson may execute bonds, mortgages and other contracts, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         4.3      CHIEF EXECUTIVE OFFICER

                  Subject to the authority of the Board of Directors, the Chief Executive Officer shall direct and supervise the business, operations, and affairs of the Corporation and perform such other duties as may be assigned him or her from time to time by the Board of Directors. In the absence of the Chairperson, or if no Chairperson shall have been appointed, the Chief Executive Officer shall (when present) preside at all meetings of the Board of Directors and stockholders, and shall ensure that all orders and resolutions of the Board of Directors and stockholders are carried into effect. The Chief Executive Officer may execute bonds, mortgages and other contracts, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         4.4      CHIEF OPERATING OFFICER

                  Subject to the authority of the Board of Directors, the Chief Operating Officer shall be the chief operating officer and shall direct and supervise the business, operations, and management of the Corporation and perform such other duties as may be assigned him or her from time to time by the Board of Directors. In the absence of the Chairperson, or if no Chairperson shall have been appointed, and the absence of the Chief Executive Officer, the Chief Operating Officer shall (when present) preside at all meetings of the Board of Directors and stockholders, and shall ensure that all orders and resolutions of the Board of Directors and stockholders are carried into effect. The Chief Operating Officer may execute bonds, mortgages and other contracts, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         4.5      CHIEF FINANCIAL OFFICER

                  Subject to the authority of the Board of Directors, the Chief Financial Officer shall be the chief financial officer and shall direct and supervise the business and financial affairs of the Corporation and perform such other duties as may be assigned him or her from time to time by the Board of Directors. In the absence of the Chairperson, or if no Chairperson shall have been appointed, and the absence of the Chief Executive Officer and the Chief Operating Officer, the Chief Financial Officer shall (when present) preside at all meetings of the Board of Directors and stockholders, and shall ensure that all orders and resolutions of the Board of Directors and stockholders are carried into effect. The Chief Financial Officer may execute bonds, mortgages and other contracts, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         4.6      PRESIDENT

                  Subject to the authority of the Board of Directors, in the absence of the Chief Executive Officer and the Chief Operating Officer, the President shall be the chief operating officer of the Corporation and shall have responsibility and authority for management of the day-to-day operations of the Corporation. The President may execute bonds, mortgages and other contracts, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

         4.7      VICE PRESIDENT

                  In the absence of the President or in the event of the President's inability or refusal to act, the Vice President (or in the event there shall be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President.

         4.8      SECRETARY

                  The Secretary shall have responsibility for preparation of minutes of meetings of the Board of Directors and of the stockholders and for authenticating records of the Corporation. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary or an Assistant Secretary may also attest all instruments signed by any other officer of the Corporation.

         4.9      ASSISTANT SECRETARY

                  The Assistant Secretary, or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary.

         4.10     TREASURER

                  In the absence of the Chief Financial Officer, the Treasurer shall be the chief financial officer of the Corporation and shall have responsibility for the custody of the corporate funds and securities and shall see to it that full and accurate accounts of receipts and disbursements are kept in books belonging to the Corporation. The Treasurer shall render to the Chairperson, the Chief Executive Officer, the President, and the Board of Directors, upon request, an account of all financial transactions and of the financial condition of the Corporation.

         4.11     ASSISTANT TREASURER

                  The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, perform the duties and exercise the powers of the Treasurer.

         4.12     TERM OF OFFICE

                  The officers of the Corporation shall hold office until their successors are chosen and qualify or until their earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by or at the direction of the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Directors.

         4.13     COMPENSATION

                  The compensation of officers of the Corporation shall be fixed by the Board of Directors or by any officer(s) or committee(s) authorized by the Board of Directors to prescribe the compensation of such other officers.

         4.14     FIDELITY BONDS

                  The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

5        CAPITAL STOCK

         5.1      CERTIFICATES OF STOCK; UNCERTIFICATED SHARES

                  The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate (representing the number of shares registered in certificate form) signed in the name of the Corporation by the Chairperson, President or any Vice President, and by the Treasurer, Secretary or any Assistant Treasurer or Assistant Secretary of the Corporation. Any or all of the signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar whose signature or facsimile signature appears on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         5.2      LOST CERTIFICATES

                  The Board of Directors, Chairperson, Chief Executive Officer, President or Secretary may direct a new certificate of stock to be issued in place of any certificate theretofore issued by the Corporation and alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming that the certificate of stock has been lost, stolen or destroyed. When authorizing such issuance of a new certificate, the Board of Directors or any such officer may, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as the Board of Directors or such officer shall require and/or to give the Corporation a bond or indemnity, in such sum or on such terms and conditions as the Board of Directors or such officer may direct, as indemnity against any claim that may be made against the Corporation on account of the certificate alleged to have been lost, stolen or destroyed or on account of the issuance of such new certificate or uncertificated shares.

         5.3      RECORD DATE

                  5.3.1    ACTIONS BY STOCKHOLDERS

                  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

                  In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by Section 213(b) of the Delaware General Corporation Law. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

                  5.3.2    PAYMENTS

                  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         5.4      STOCKHOLDERS OF RECORD

                  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to receive notifications, to vote as such owner, and to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise may be provided by the Delaware General Corporation Law.

6        INDEMNIFICATION

         6.1 POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION.

                  Subject to Section 6.3, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

         6.2 POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION.

                  Subject to Section 6.3, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         6.3      AUTHORIZATION OF INDEMNIFICATION.

                  Any indemnification under this Section 6 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 6.1 or Section 6.2, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or
(iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

         6.4      GOOD FAITH DEFINED.

                  For purposes of any determination under Section 6.3, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 6.4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 6.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 6.1 or 6.2, as the case may be.

         6.5      INDEMNIFICATION BY A COURT.

                  Notwithstanding any contrary determination in the specific case under Section 6.3, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Sections 6.1 and 6.2. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 6.1 or 6.2, as the case may be. Neither a contrary determination in the specific case under Section 6.3 nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 6.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

         6.6      EXPENSES PAYABLE IN ADVANCE.

                  Expenses incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 6.

         6.7      NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF
                  EXPENSES.

                  The indemnification and advancement of expenses provided by or granted pursuant to this Section 6 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 6.1 and 6.2 shall be made to the fullest extent permitted by law. The provisions of this Section 6 shall not be deemed to preclude the indemnification of any person who is not specified in Section 6.1 or 6.2 but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

         6.8      INSURANCE.

                  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Section 6.

         6.9      CERTAIN DEFINITIONS.

                  For purposes of this Section 6, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Section 6 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Section 6, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Section 6.

         6.10     SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

                  The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 6 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

         6.11     LIMITATION ON INDEMNIFICATION.

                  Notwithstanding anything contained in this Section 6 to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 6.5), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

         6.12     INDEMNIFICATION OF EMPLOYEES AND AGENTS.

                  The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Section 6 to directors and officers of the Corporation.

         6.13     REPEAL OR MODIFICATION.

                  Any repeal or other modification of this Section 6 shall not limit any rights of indemnification then existing or arising out of events, acts, omissions or circumstances occurring or existing prior to such repeal or modification, including, without limitation, the right to indemnification for proceedings commenced after such repeal or modification to enforce this Section 6 with regard to acts, omissions, events or circumstances occurring or existing prior to such repeal or modification.

         6.14     SEVERABILITY.

                  If this Section 6 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Section 6 that shall not have been invalidated and to the full extent permitted by applicable law.

7        GENERAL PROVISIONS

         7.1      INSPECTION OF BOOKS AND RECORDS

                  Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office or at its principal place of business.

         7.2      DIVIDENDS

                  The Board of Directors may declare dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and the laws of the State of Delaware.

         7.3      RESERVES

                  The Board of Directors of the Corporation may set apart, out of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve.

         7.4      EXECUTION OF INSTRUMENTS

                  All checks, drafts or other orders for the payment of money, and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         7.5      FISCAL YEAR

                  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         7.6      SEAL

                  The Corporation shall not have a corporate seal. All instruments that are executed on behalf of the Corporation which are acknowledged and which affect an interest in real estate shall be executed by the Chairperson, the Chief Executive Officer, Chief Financial Officer, the President or any Vice President and by the Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

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